ADVISORSHARES TRUST

Advisorshares Psychedelics ETF

NYSE Arca ticker: PSIL

Advisorshares Pure Cannabis ETF

NYSE Arca ticker: YOLO

Supplement dated June 17, 2025

to the Statement of Additional Information dated November 1, 2024

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) for the AdvisorShares Psychedelics ETF and AdvisorShares Pure Cannabis ETF (the “Funds”) and should be read in conjunction with that document.

As stated in the Funds’ prospectuses and SAI, each Fund issues and redeems shares at net asset value only in a large block of shares called a “Creation Unit.” An order to purchase or redeem a Creation Unit must be received in proper form by no later than the close of the regular trading session on the NYSE Arca, Inc. (ordinarily 4:00 p.m., Eastern Time) for the order to be effected on that day. The Funds currently have an earlier cutoff time of 3:00 p.m., Eastern Time. Effective immediately, the Funds will no longer have an earlier cutoff time. All references in the SAI section called “Purchase and Redemption of Creation Units” to an earlier cutoff time of 3:00 pm, Eastern Time, for the Funds are hereby changed to the close of regular trading on the NYSE Arca, Inc., which is ordinarily 4:00 pm, Eastern Time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.